Capital lease	12 Months Ended
Dec. 31, 2021
Capital Lease
Capital lease

Note 7 – Capital lease

On June 17, 2020, the Company entered into an agreement with a vendor to purchase equipment used in its spa operations. Pursuant to the agreement, the Company agreed to pay a total amount of $44,722 in 24 installments, or $1,819 per month plus tax. The outstanding balance of this capital lease was $0 as of December 31, 2021. Due to the discontinued operation, the Company returned equipment in the first quarter of 2021.

On July 14, 2020, the Company entered into an agreement with a vendor to purchase equipment used in its spa operations. Pursuant to the agreement, the Company agreed to pay a total amount of $44,722 in 24 installments, or $1,819 per month plus tax. The outstanding balance of this capital lease was $0 as of December 31, 2021. Due to the discontinued operation, the Company returned equipment in the first quarter of 2021.